EXHIBIT 1


                            QUILVEST AMERICAN EQUITY

                                POWER OF ATTORNEY

                  Know all men by these presents that Quilvest American Entity does hereby constitute and appoint Willem F.P. de Vogel and J. William Uhrig, each of 135 East 57th Street, New York, New York 10022, or any of them acting singly, its Attorneys-In-Fact, with full power, direction and authority to take on behalf of Quilvest American Equity all actions which said Attorneys-In-Fact shall in their sole discretion, severally determine to be appropriate in connection with (i) the Amendment No. 6 to Schedule 13D to be filed with the Securities and Exchange Commission with respect to the holdings of Morton Industrial Group, Inc. ("Amendment No. 6"), and (ii) any further amendments to
Schedule 13D required in connection with the matters described in Amendment No.
6. In addition, Quilvest American Equity hereby gives and grants unto said Attorneys-In-Fact, severally, full power, discretion and authority to execute all documents, instruments and certificates upon such terms as said Attorneys-In-Fact may determine to be appropriate, and to take all actions which said Attorneys-in-Fact shall determine to be desirable in connection with the foregoing to the same extent as Quilvest American Equity might do or could do by its duly authorized officers if personally present, and Quilvest American Equity does hereby confirm, approve and ratify all that said Attorneys-In- Fact shall lawfully do or cause to be done by virtue hereof.

                  This instrument may not be changed orally and shall be governed by and construed in accordance with the State of New York, the United States of America.

Dated:  January 29, 1998

                                                QUILVEST AMERICAN EQUITY


                                                By: /s/ Walter Knecht
                                                    ----------------------------
                                                    Name:  Walter Knecht
                                                    Title: Secretary

                                                By: /s/ Christian Baillet
                                                    ----------------------------
                                                    Name:  Christian Baillet
                                                    Title: Director


                                                             PAGE 17 OF 41 PAGES

                                                                       EXHIBIT 1


                          THREE CITIES HOLDINGS LIMITED

                                POWER OF ATTORNEY

                  Know all men by these presents that Three Cities Holdings Limited ("Three Cities") does hereby constitute and appoint Willem F.P. de Vogel and J. William Uhrig, each of 135 East 57th Street, New York, New York 10022, or any of them acting singly, its Attorneys-In-Fact, with full power, direction and authority to take on behalf of Three Cities all actions which said Attorneys-In-Fact shall in their sole discretion, severally determine to be appropriate in connection with (i) the Amendment No. 6 to Schedule 13D to be filed with the Securities and Exchange Commission with respect to the holdings of Morton Industrial Group, Inc. ("Amendment No. 6"), and (ii) any further amendments to Schedule 13D required in connection with the matters described in Amendment No. 6. In addition, Three Cities hereby gives and grants unto said Attorneys-In-Fact, severally, full power, discretion and authority to execute all documents, instruments and certificates upon such terms as said Attorneys-In-Fact may determine to be appropriate, and to take all actions which said Attorneys-in-Fact shall determine to be desirable in connection with the foregoing to the same extent as Three Cities might do or could do by its duly authorized officers if personally present, and Three Cities does hereby confirm, approve and ratify all that said Attorneys-In-Fact shall lawfully do or cause to be done by virtue hereof.

                  This instrument may not be changed orally and shall be governed by and construed in accordance with the State of New York, the United States of America.

Dated:  January 29, 1998

                                                THREE CITIES HOLDINGS LIMITED

                                                By: /s/ Kurt Sonderegger
                                                    ----------------------------
                                                    Name:  Kurt Sonderegger
                                                    Title: Secretary

                                                By: /s/ Christian Baillet
                                                    ----------------------------
                                                    Name:  Christian Baillet
                                                    Title: Director


                                                             PAGE 18 OF 41 PAGES